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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 10, 1998



Chancellor Media Corporation         Chancellor Media Corporation of Los Angeles
----------------------------         -------------------------------------------
(Exact Name of Registrant as                 (Exact Name of Registrant as
   Specified in Charter)                        Specified in Charter)

         000-21570                                    333-32259
   ---------------------                        ---------------------
   (Commission File No.)                        (Commission File No.)

         75-2247099                                   75-2451687
    -------------------                          -------------------
       (IRS Employer                                (IRS Employer
    Identification No.)                          Identification No.)

          Delaware                                     Delaware
----------------------------                 ----------------------------
(State or Other Jurisdiction                 (State or Other Jurisdiction
     of Incorporation)                            of Incorporation)


                         433 East Las Colinas Boulevard
                                   Suite 1130
                               Irving, Texas 75039
                              ---------------------
                              (Address of Principal
                               Executive Offices)


                                 (972) 869-9020
                             -----------------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.  OTHER EVENTS


     On March 10, 1998, Chancellor Media Corporation (together with its subsidiaries, the "Company") executed an Underwriting Agreement (the "Underwriting Agreement") with BT Alex Brown Incorporated, Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Smith Barney Inc., Furman Selz Incorporated, NationsBanc Montgomery Securities LLC and UBS Securities LLC (collectively, the "Underwriters"). Subject to the terms and conditions contained in the Underwriting Agreement, the Company agreed therein to sell 19,000,000 shares of its Common Stock, par value $.01 per share (the "Common Stock"), to the Underwriters, and to grant the Underwriters an over-allotment option to acquire an additional 2,850,000 shares of Common Stock. On March 11, 1998, the Underwriters informed the Company that they had exercised this over-allotment option in full. The price to the public for the shares of Common Stock offered by the Company is $47.25 per share, with underwriting discounts and commissions of $1.66 per share, generating expected net proceeds to the Company of $995.1 million (after deducting estimated expenses of the offering).The shares of Common Stock offered by the Company pursuant to the Underwriting Agreement will be sold pursuant to a Registration Statement on Form S-3 (File No. 333-44401) filed January 16, 1998 and effective as of January 27, 1998 and a Registration Statement on Form S-3 filed on March 10, 1998 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (File No. 333-47629). A copy of the Underwriting Agreement is attached as an Exhibit to this Current Report on Form 8-K.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         7(c)     Exhibits

         *        1.1   Underwriting Agreement, dated March 10, 1998, among
Chancellor Media Corporation, BT Alex Brown Incorporated, Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Smith Barney Inc., Furman Selz Incorporated, NationsBanc Montgomery Securities LLC and UBS Securities LLC.

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*        Filed herewith.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Chancellor Media Corporation         Chancellor Media Corporation of Los Angeles



By:  /s/ Matthew E. Devine           By:  /s/ Matthew E. Devine
   -----------------------------        --------------------------------------
     Matthew E. Devine                    Matthew E. Devine
     Chief Financial Officer              Chief Financial Officer



Date:  March 11, 1998

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                                  EXHIBIT INDEX

*        1.1      Underwriting Agreement, dated March 10, 1998, among
                  Chancellor Media Corporation, BT Alex Brown Incorporated,
                  Goldman, Sachs & Co., Credit Suisse First Boston Corporation,
                  Morgan Stanley & Co. Incorporated, Smith Barney Inc., Furman
                  Selz Incorporated, NationsBanc Montgomery Securities LLC and
                  UBS Securities LLC.

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*        Filed herewith.